News Release

Contacts:

Integra LifeSciences Holdings Corporation

John B. Henneman, III	Investor Relations:
Executive Vice President, Finance and Administration, and Chief Financial Officer (609) 275-0500 jack.henneman@integralife.com	Angela Steinway (609) 936-2268 angela.steinway@integralife.com

Integra LifeSciences Reports Third Quarter 2010 Financial Results

Revenues increase 8% to a record $187 million

Plainsboro, New Jersey, October 28, 2010 – Integra LifeSciences Holdings Corporation (NASDAQ: IART) reported its financial results for the third quarter ending September 30, 2010. Total revenues for the third quarter were $186.6 million, reflecting an increase of $14.4 million, or 8.3%, over the third quarter of 2009. Excluding the impact of changes in foreign currency exchange rates, revenues grew 9%. We present revenues by product category in a table at the end of this press release.

“Integra delivered record revenue this quarter, surpassing both our expectations and the Street’s,” said Stuart Essig, Integra’s Chief Executive Officer. “Looking ahead, we expect the development and acquisition of new product lines and the continued performance of our selling organizations to drive top-line growth.”

The Company reported GAAP net income of $16.5 million, or $0.55 per diluted share, for the third quarter of 2010, compared to GAAP net income of $14.4 million, or $0.49 per diluted share, for the third quarter of 2009.

Adjusted net income for the third quarter of 2010, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $22.1 million, or $0.73 per diluted share, compared to $18.8 million, or $0.64 per diluted share, in the third quarter of 2009.

Integra generated $29.6 million in cash flows from operations and used $7.2 million of cash on capital expenditures in the third quarter of 2010. During the quarter, Integra repurchased 859,000 shares in the open market, using $31.3 million of cash.

Also during the third quarter, Integra established a $450 million, five-year, senior secured revolving credit facility and a $150 million, five-year, senior secured term loan A, replacing its old credit facility.

Adjusted EBITDA for the third quarter of 2010, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $40.2 million, up 15% from the third quarter last year.

Adjusted EBITDA excluding stock-based compensation, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $44.1 million.

Outlook for 2010

The Company’s revenue guidance for the full year 2010 remains unchanged. The Company is updating its guidance for GAAP earnings per diluted share of between $1.96 and $2.04 and adjusted earnings per diluted share guidance of between $2.72 and $2.80. In accordance with our usual practice, expectations for financial performance do not include the impact of acquisitions or other strategic corporate transactions that have not yet closed.

In the future, the Company may record, or expects to record, certain additional revenues, gains, expenses or charges as described in the Discussion of Adjusted Financial measures below that it will exclude in the calculation of adjusted EBITDA and adjusted earnings per share for historical periods and in providing adjusted earnings per share guidance.

Conference Call

Integra has scheduled a conference call for 8:30 AM ET on Thursday, October 28, 2010 to discuss financial results for the third quarter 2010 and forward-looking financial guidance. Integra’s senior management team will host the conference call, which will be open to all listeners. Additional forward-looking information may be discussed in a question and answer session following the call.

Access to the live call is available by dialing 719-325-4861 and using the passcode 4380846. The call can also be accessed through a webcast via a link provided on the Investor Relations homepage of Integra’s website at www.integralife.com. Access to the replay is available through November 11, 2010 by dialing 719-457-0820 and using the passcode 4380846. The webcast will also be archived on the website.

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Integra LifeSciences, a world leader in medical devices, is dedicated to limiting uncertainty for surgeons, so they can concentrate on providing the best patient care. Integra offers innovative solutions in orthopedics, neurosurgery, spine, reconstructive and general surgery. For more information, please visit www.integralife.com.

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and reflect the Company’s judgment as of the date of this release. Forward-looking statements include, but are not limited to, statements concerning future financial performance, including projections for revenues, GAAP and adjusted net income, GAAP and adjusted earnings per diluted share, stock-based compensation, non-GAAP adjustments such as acquisition-related charges, non-cash interest expense related to the application of authoritative guidance for convertible debt instruments that may be settled in cash upon conversion (“FSP APB 14-1”), intangible asset amortization, and income tax expense (benefit) related to non-GAAP adjustments. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. Such risks and uncertainties include, but are not limited to: the Company’s ability to maintain relationships with customers of acquired entities; physicians’ willingness to adopt and third-party payors’ willingness to provide reimbursement for the Company’s recently launched and planned products; the Company’s ability to manufacture sufficient quantities of its products to meet its customers’ demand; initiatives launched by the Company’s competitors; the Company’s ability to secure regulatory approval for products in development; fluctuations in hospital spending for capital equipment; the Company’s ability to comply with and obtain approvals for products of human origin and comply with recently enacted regulations regarding products containing materials derived from animal sources; difficulties in controlling expenses, including costs to procure and manufacture our products; the impact of changes in management or staff levels; the Company’s ability to integrate acquired businesses; the Company’s ability to leverage its existing selling organizations and administrative infrastructure; the Company’s ability to increase product sales and gross margins, and control non-product costs; the amount and timing of acquisition and integration related costs; the geographic distribution of where the Company generates its taxable income; the effect of legislation effecting healthcare reform in the United States; the timing and amount of share-based awards granted to employees; fluctuations in foreign currency exchange rates; the amount of our convertible notes and bank borrowings outstanding, and the economic, competitive, governmental, technological and other risk factors and uncertainties identified under the heading “Risk Factors” included in Item 1A of Integra’s Annual Report on Form 10-K for the year ended December 31, 2009 and information contained in subsequent filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Discussion of Adjusted Financial Measures

In addition to our GAAP results, we provide adjusted revenues, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA excluding stock-based compensation, adjusted net income and adjusted earnings per diluted share. Adjusted revenues consist of growth in total revenues excluding the effects of currency exchange rates on the current period’s revenues. The various measures of adjusted EBITDA consist of GAAP net income, excluding: (i) depreciation and amortization, (ii) other income (expense), net, (iii) interest income and expense, (iv) income taxes, (v) those operating expenses also excluded from adjusted net income and, as appropriate (vi) stock-based compensation expense. The measure of adjusted net income consists of GAAP net income, excluding: (i) acquisition-related charges; (ii) certain employee termination and related costs; (iii) intangible asset impairment charges; (iv) charges associated with discontinued or withdrawn product lines; (v) systems implementation charges; (vi) facility consolidation, manufacturing and distribution transfer charges; (vii) charges related to restructuring our European subsidiaries; (viii) charges or gains related to litigation matters or disputes; (ix) charges relating to our Chief Operating Officer’s fully-vested equity and cash signing bonus compensation and other expenses related to his joining the Company; (x) gains and losses related to the early extinguishment of convertible notes; (xi) non-cash interest expense related to the application of FSP APB 14-1; (xii) intangible asset amortization expense; (xiii) quarterly adjustments to income tax expense/benefit related to the cumulative impact of changes in estimated tax rates and certain infrequently occurring items; and (xiv) the income tax expense/benefit related to these adjustments. The adjusted earnings per diluted share measure is calculated by dividing adjusted net income attributable to diluted shares by diluted weighted average shares outstanding. Reconciliations of GAAP revenues to adjusted revenues for the quarter ended September 30, 2010 and GAAP net income to adjusted EBITDA, adjusted EBITDA excluding stock-based compensation and adjusted net income, and GAAP earnings per diluted share to adjusted earnings per diluted share for the quarters ended September 30, 2010 and 2009 appear in the financial tables in this release.

Integra believes that the presentation of adjusted revenues and the various adjusted EBITDA, adjusted net income, and adjusted earnings per diluted share measures provides important supplemental information to management and investors regarding financial and business trends relating to the Company’s financial condition and results of operations. For further information regarding why Integra believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company’s Current Report on Form 8-K regarding this earnings press release filed today with the Securities and Exchange Commission. This Current Report on Form 8-K is available on the SEC’s website at www.sec.gov or on our website at www.integralife.com.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

(In thousands, except per share amounts)

	Three Months Ended
	September 30,
	2010	2009
Total revenues	$186,641	$172,286
Costs and expenses:
Cost of product revenues	69,194	63,021
Research and development	11,721	11,525
Selling, general and administrative	75,738	69,915
Intangible asset amortization	2,679	4,005

Total costs and expenses	159,332	148,466
Operating income	27,309	23,820
Interest income	59	197
Interest expense	(4,390)	(5,493)
Other income (expense), net	(707)	(380)

Income before income taxes	22,271	18,144
Income tax expense	5,788	3,712

Net income	16,483	14,432
Diluted net income per share *	$0.55	$0.49

Weighted average common shares
outstanding for diluted net
income per share	30,072	29,400

*	In accordance with the authoritative guidance related to determining whether instruments issued in share-based payment transactions are participating securities, certain of the Company’s unvested restricted share units contain rights to receive nonforfeitable dividends, and thus, are participating securities requiring the two-class method of computing earnings per share. The calculation of earnings per share for common stock shown above excludes the income attributable to the unvested restricted share units with dividend rights from the numerator and excludes the dilutive impact of those units from the denominator. This had an insignificant impact (impacts the rounding by $0.01 or less per share) on diluted net income per share for both periods.

Listed below are the items included in GAAP revenues and GAAP net income that management excludes in computing the adjusted financial measures referred to in the text of this press release and further described under Discussion of Adjusted Financial Measures.

Growth in total revenues excluding the effects of currency exchange rates

(In thousands)

	Three Months Ended
	September 30,
	2010	2009	Change
Orthopedics	$72,970	$64,135	13.8%
Neurosurgery	69,816	67,228	3.8%
Instruments	43,855	40,923	7.2%

Net Sales	$186,641	$172,286	8.3%
Impact of changes in
currency exchange rates	($1,480)	—

Growth in total revenues
excluding the effects of
currency exchange rates	$188,121	$172,286	9.2%

Items included in GAAP net income

(In thousands)

	Three Months Ended
	September 30,
	2010	2009
Acquisition-related charges (a)	$889	$1,035
Employee termination and related costs (b)	531	—
Intangible asset impairment charges (c) *	59	1,519
Systems implementation charges (d)	1,105	—
Facility consolidation, manufacturing and
distribution transfer charges (e)	242	96
Charges related to restructuring European subsidiaries (f)	395	—
Litigation settlement (gain) (g)	—	(253)
Loss related to early extinguishment of
convertible notes (h)	—	207
Non-cash interest expense related to the
application of FSP APB 14-1 (i)	1,578	2,335
Intangible asset amortization expense (j) *	4,126	4,809
Income tax expense related to
above adjustments, quarterly adjustments to
income tax expense related to the
cumulative impact of changes in estimated tax
rates and certain infrequently occurring items
that affected the reported tax rate	(3,337)	(5,346)
Stock-based compensation expense	3,933	3,791
Depreciation expense	5,531	3,645

(a)	Q3 2010 — $604 recorded in cost of product revenues, $285 in selling general and administrative;

Q3 2009 – $641 recorded in cost of product revenues, $276 recorded in research and development, $118 recorded in selling general and administrative.

(b)	Q3 2010 – $350 recorded in cost of product revenues, $181 recorded in selling general and administrative.

(c)	Q3 2009 – $608 recorded in amortization expense, $911 recorded in cost of product revenues.

Q3 2010- $59 recorded in amortization expense

(d)	Q3 2010 – all recorded in selling general and administrative.

(e)	All recorded in cost of product revenues.

(f)	Q3 2010 – All recorded in selling general and administrative.

(g)	Q3 2009 — all recorded in other income (expense), net.

(h) (i) (j)
Q3 2010 – All recorded in interest expense;
Q3 2009 – all recorded in other income (expense), net.
All recorded in interest expense.
Q3 2010 – $1,506 recorded in cost of product revenues, and $2,620 in intangible asset amortization;
Q3 2009 – $1,412 recorded in cost of product revenues, and $3,397 in intangible asset amortization.

• Intangible asset amortization expense in (j) excludes $59 and $1,519 in 2010 and 2009, respectively, already mentioned in item (c).

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
RECONCILIATION OF NON-GAAP ADJUSTMENTS – GAAP NET INCOME TO ADJUSTED EBITDA AND ADJUSTED EBITDA
EXCLUDING STOCK BASED COMPENSATION
(UNAUDITED)

(In thousands)

	Three Months Ended
	September 30,
	2010	2009
GAAP net income	$16,483	$14,432
Non-GAAP adjustments:
Depreciation and intangible asset amortization
expense	9,657	8,454
Other (income) expense, net	707	380
Interest (income) expense, net	4,331	5,296
Income tax expense	5,788	3,712
Acquisition-related charges	889	1,035
Employee termination and related costs	531	—
Intangible asset impairment charges	59	1,519
Systems implementation charges	1,105	—
Facility consolidation, manufacturing and
distribution transfer charges	242	96
Charges related to restructuring European subsidiaries	395	—

Total of non-GAAP adjustments	23,704	20,492

Adjusted EBITDA	$40,187	$34,924
Stock-based compensation	3,933	3,791

Adjusted EBITDA excluding stock-based compensation	$44,120	$38,715

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
RECONCILIATION OF NON-GAAP ADJUSTMENTS – GAAP NET INCOME TO MEASURES OF ADJUSTED NET INCOME AND
ADJUSTED EARNINGS PER SHARE
(UNAUDITED)

(In thousands, except per share amounts)

	Three Months Ended
	September 30,
	2010	2009
GAAP net income	$16,483	$14,432
Non-GAAP adjustments:
Acquisition-related charges	889	1,035
Employee termination and related costs	531	—
Intangible asset impairment charges	59	1,519
Systems implementation charges	1,105	—
Facility consolidation, manufacturing and
distribution transfer charges	242	96
Charges related to restructuring European subsidiaries	395	—
Litigation settlement (gain)	—	(253)
Loss related to early extinguishment of
convertible notes	—	207
Non-cash interest expense related to the
application of FSP APB 14-1	1,578	2,335
Intangible asset amortization expense	4,126	4,809
Income tax expense related to above adjustments,
quarterly adjustments to income tax expense
related to the cumulative impact of changes in
estimated tax rates and certain infrequently
occurring items that affected the reported tax rate	(3,337)	(5,346)

Total of non-GAAP adjustments	5,588	4,402

Adjusted net income	$22,071	$18,834
Adjusted diluted net income per share *	$0.73	$0.64

Weighted average common shares outstanding for
diluted net income per share	30,072	29,400

*	In accordance with the authoritative guidance related to determining whether instruments issued in share-based payment transactions are participating securities, certain of the Company’s unvested restricted share units contain rights to receive nonforfeitable dividends, and thus, are participating securities requiring the two-class method of computing earnings per share. The calculation of earnings per share for common stock shown above excludes the income attributable to the unvested restricted share units with dividend rights from the numerator and excludes the dilutive impact of those units from the denominator. This had an insignificant impact (impacts the rounding by $0.01 or less per share) on diluted net income per share for both periods.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
CONDENSED BALANCE SHEET DATA
(UNAUDITED)

(In thousands)

	September 30,	December 31,
	2010	2009
Cash and cash equivalents	$82,832	$71,891
Accounts receivable, net	107,150	103,228
Inventory, net	147,973	140,240
Term loan	150,000	—
Bank line of credit	70,000	160,000
Convertible securities	153,514	225,514
Stockholders’ equity	470,800	444,885

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
RECONCILIATION OF NON-GAAP ADJUSTMENTS – GUIDANCE

(In thousands, except per share amounts)

	Projected Year Ended
	December 31, 2010

	Low	High

GAAP net income	$59,040	$61,440
Non-GAAP adjustments:
Acquisition-related charges	2,290	2,290
Employee termination and related charges	1,200	1,200
Intangible asset impairment charges	850	850
Charges associated with discontinued or withdrawn
product lines	70	70
Systems implementation charges	2,960	2,960
Facility consolidation, manufacturing
and distribution transfer charges	1,720	1,720
Charges related to restructuring European subsidiaries	400	400
Charges relating to our Chief Operating Officer’s
fully-vested equity and cash signing bonus
compensation and other expenses related to his
joining the Company	2,200	2,200
Non-cash interest expense related to
the application of FSP APB 14-1	7,130	7,130
Intangible asset amortization expense	17,050	17,050
Income tax expense related
to above adjustments	(13,010)	(13,010)

Total of non-GAAP adjustments	22,860	22,860

Adjusted net income	$81,900	$84,300
GAAP diluted net income per share	$1.96	$2.04
Non-GAAP adjustments detailed above
(per share)	$0.76	$0.76

Adjusted diluted net income per share	$2.72	$2.80

Weighted average common shares
outstanding for diluted net
income per share	30,100	30,100

IART-F
Source: Integra LifeSciences Holdings Corporation